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                                                                   Exhibit 10.40

                               AMENDMENT NO. 6 TO
                           LOAN AND SECURITY AGREEMENT


                  AMENDMENT NO. 6, dated as of September 30, 1999, to the LOAN AND SECURITY AGREEMENT, dated as of March 31, 1998, (the "LOAN AND SECURITY AGREEMENT"), between FOOTHILL CAPITAL CORPORATION, a California corporation, with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333 ("FOOTHILL"), and COMPUTRON SOFTWARE, INC., a Delaware corporation, with its chief executive offices located at 301 Route 17 North, Rutherford, New Jersey 07070 (the "BORROWER").


                                    PREAMBLE

                  The Borrower has requested Foothill to amend the Loan and Security Agreement to delete the sublimit set forth in the Loan and Security Agreement with respect to investment by the Borrower in Computron Canada. Accordingly, the Borrower and Foothill hereby agree as follows:

                  1. DEFINITIONS. All terms used herein which are defined in the Loan and Security Agreement and not otherwise defined herein are used herein as defined therein.

                  2. INVESTMENTS. Section 7.13(b) of the Loan and Security Agreement is hereby amended as follows:

                           "(ii) loans and advances by Borrower made after the
                  Closing Date to its wholly-owned Subsidiaries (and (A) Subsidiaries in which Borrower owns all but director qualifying shares or a nominal ownership interest required to be held by other Persons due to foreign law ownership requirements and (B) the joint venture involving Computron Canada, either before or after it is no longer a wholly-owned Subsidiary of the Borrower) not to exceed $7,000,000 in the aggregate over the term of this Agreement, so long as at the time of making any such loan or advance no Default or Event of Default shall have occurred and be continuing."

                  3. CONDITIONS. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the date upon which all such conditions have been satisfied being herein called the "Effective Date"):

                           (a) The representations and warranties contained in
this Amendment and in Section 5 of the Loan and Security Agreement and each other Loan Document, after giving effect to this Amendment, shall be correct on and as of the Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Default or Event of Default shall have occurred (assuming Section 7.13 is amended as set forth above) and be continuing on the Effective Date or result from this Amendment becoming effective in accordance with its terms.
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                           (b) Foothill shall have received a counterpart of
this Amendment, duly executed by
the Borrower.

                           (c) All legal matters incident to this Amendment
shall be satisfactory to Foothill
and its counsel.

                  4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to Foothill as follows:

                           (a) The Borrower (i) is a corporation duly organized,
validly existing and in good standing under the laws of the State of Delaware and (ii) has all requisite corporate power, authority and legal right to execute, deliver and perform this Amendment, and to perform the Loan and Security Agreement, as amended hereby.

                           (b) The execution, delivery and performance of this
Amendment by the Borrower, and the performance by the Borrower of the Loan and Security Agreement, as amended hereby (i) have been duly authorized by all necessary corporate action, (ii) do not and will not contravene its charter or by-laws or any applicable law, and (iii) except as provided in the Loan Documents, do not and will not result in the creation of any Lien upon or with respect to any of its respective properties.

                           (c) This Amendment and the Loan and Security
Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

                           (d) No authorization or approval or other action by,
and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by the Borrower of this Amendment and the performance by the Borrower of the Loan and Security Agreement as amended hereby.

                           (e) The representations and warranties contained in
Section 5 of the Loan and Security Agreement and each other Loan Document, after giving effect to this Amendment, are correct on and as of the Effective Date as though made on and as of the Effective Date (except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date), and no Default or Event of Default has occurred and is continuing on and as of the Effective Date or will result from this Amendment becoming effective in accordance with its terms.

                  5. CONTINUED EFFECTIVENESS OF THE LOAN AND SECURITY AGREEMENT AND LOAN DOCUMENTS. The Borrower hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Effective Date of this Amendment all references in any such Loan Document to "the Loan and Security Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan and Security Agreement


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shall mean the Loan and Security Agreement as amended by this Amendment; and
(ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to Foothill, or to grant a security interest in or Lien on, any collateral as security for the obligations of the Borrower from time to time existing in respect of the Loan and Security Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.

                  6.       MISCELLANEOUS.

                           (a) This Amendment may be executed in any number of
counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                           (b) Section and paragraph headings herein are
included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                           (c) This Amendment shall be governed by, and
construed in accordance with, the laws of the State of New York.

                           (d) The Borrower will pay on demand all reasonable
fees, costs and expenses of Foothill in connection with the preparation, execution and delivery of this Amendment including, without limitation, reasonable fees disbursements and other charges of Schulte Roth & Zabel LLP, counsel to Foothill.

                            COMPUTRON SOFTWARE, INC.,
                             a Delaware corporation


                            By: MICHAEL R. JORGENSEN
                                Name: Michael R. Jorgensen
                                Title: EVP & CFO



                            FOOTHILL CAPITAL CORPORATION,
                            a California corporation


                            By: ERIK R. SAWYER
                                Name: Erik R. Sawyer
                                Title: Vice President


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